UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2023
___________________________________________
SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
___________________________________________

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
As previously reported in a Current Report on Form 8-K filed on February 22, 2022, Sila Realty Trust, Inc. (the “Company”), Sila Realty Operating Partnership, LP (“SROP”), and certain of the Company’s subsidiaries, entered into a senior unsecured term loan agreement (the "2024 Term Loan Agreement") and a senior unsecured revolving credit agreement (the “Revolving Credit Agreement”) with Truist Bank (“Truist”), as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and the other lenders listed as lenders in the 2024 Term Loan Agreement and Revolving Credit Agreement. The maturity dates of the 2024 Term Loan Agreement and Revolving Credit Agreement are December 31, 2024, and February 15, 2026, respectively. Each of the maturity dates of the 2024 Term Loan Agreement and Revolving Credit Agreement may be extended, at the Company’s election, for a period of six-months on no more than two occasions, subject to certain conditions, including the payment of an extension fee.
Additionally, as previously reported in a Current Report on Form 8-K filed on May 18, 2022, the Company, SROP, and certain of the Company’s subsidiaries, entered into a new senior unsecured term loan agreement (the “2028 Term Loan Agreement”), with Truist, as Administrative Agent, and Truist Securities, Inc., BMO Capital Markets Corp., Capital One, National Association, and Wells Fargo Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and the other lenders listed as lenders in the 2028 Term Loan Agreement. The maturity date of the 2028 Term Loan Agreement is January 31, 2028.
The Company refers to the Revolving Credit Agreement, the 2024 Term Loan Agreement and the 2028 Term Loan Agreement, collectively, as the “Unsecured Credit Facility,” which has current aggregate commitments available of $1,055,000,000.
On December 8, 2023, the Company, SROP, and Truist amended the Unsecured Credit Facility to address the calculation of pool availability, including (i) removing the implied debt service coverage ratio restriction which reduces the impact of market interest rate volatility on the Company’s ability to access commitments available, (ii) removing the ground lease concentration limitation, and (iii) amending the Unsecured Credit Facility from a borrowing base calculation to an unencumbered pool structure, including the addition of an unsecured interest coverage ratio requirement. As amended, the Unsecured Credit Facility should allow the Company to maintain full aggregate commitment availability so long as the Company meets certain financial covenants and unencumbered pool limitations.
The material terms of the agreements discussed above are not complete and are qualified in their entirety by the First Amendment to Revolving Credit Agreement, First Amendment to 2024 Term Loan Agreement, and First Amendment to 2028 Term Loan Agreement, attached as Exhibits 10.1, 10.2 and 10.3, to this Current Report on Form 8-K, and are incorporated herein by reference.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical facts may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. All statements other than statements of historical facts included in this Current Report on Form 8-K, may constitute forward-looking statements. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company’s expectations, including the availability of suitable investment opportunities, changes in interest rates, the availability and terms of financing, general economic conditions, market conditions, legislative and regulatory changes could adversely impact the business of the Company. These factors mentioned as well as other factors, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2022, a copy of which is available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1*
First Amendment to the Revolving Credit Agreement, dated as of December 8, 2023, by and among Sila Realty Trust, Inc., as Borrower, Truist Bank, as Administrative Agent, and the lenders from time to time as party to the Revolving Credit Agreement.

10.2*
First Amendment to the Term Loan Agreement (2024 Term Loan Agreement), dated as of December 8, 2023, by and among Sila Realty Trust, Inc., as Borrower, Truist Bank, as Administrative Agent, and the lenders from time to time as party to the Term Loan Agreement.

10.3*
First Amendment to the Term Loan Agreement (2028 Term Loan Agreement), dated as of December 8, 2023, by and among Sila Realty Trust, Inc., as Borrower, Truist Bank, as Administrative Agent, and the lenders from time to time as party to the Term Loan Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 602(b)(10) of Regulation S-K and the Company agrees to supplementally furnish to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: December 8, 2023	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer